Exhibit 10.29

FORM OF NONQUALIFIED OPTION AGREEMENT

NONQUALIFIED OPTION AGREEMENT (this “Agreement”) is entered into as of the                   by and between Interactive Health, Inc., a Delaware corporation (the “Company”), and the undersigned employee (the “Employee”) of the Company or its Subsidiaries.

WHEREAS, pursuant to the Interactive Health 2004 Stock Incentive Plan (the “Plan”) and in accordance with the Company’s obligations under the Company’s Employment Agreement with the Employee dated                  (the “Employment Agreement”), the Committee designated under the Plan desires to grant to the Employee options to acquire Common Shares, par value $0.001 per share, of the Company; and

WHEREAS, the Employee desires to accept such options subject to the terms and conditions of this Agreement and the repurchase rights set forth in that certain Securityholders’ Agreement, dated August 22, 2003, by and among the Company and certain investors (the “Securityholders’ Agreement”), and by which, the Employee agrees to be bound.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee, intending to be legally bound, hereby agree as follows:

1.             Grant of Options.  On the terms and conditions hereinafter set forth, the Company hereby grants to the Employee three options to purchase Shares as follows: (i) all (or any part) of 168,953 Shares (“Option A”), (ii) all (or any part) of 84,476 Shares (“Option B”) and all (or any part) of 84,476 Shares (“Option C” and together with Option A and Option B, the “Options” and each an “Option”).  These Options are granted on the 22nd day of August, 2003 (the “Grant Date”).  Each Option is a Nonqualifed Option.  These Options are granted pursuant to the Plan, and each Option is governed by the terms and conditions of the Plan.  All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan.

2.             Exercise Price.  Subject to any adjustment under Section 8 and the terms of the Plan, the exercise price (the “Exercise Price”) for the Shares covered by: (i) Option A will be $10.00 per share, (ii) Option B will be $20.00 per share and (iii) Option C will be $30.00 per share.

3.             Time of Exercise of Options.

(a)           The Options will become vested and exercisable (pro rata according to the number of Shares exercisable at different exercise prices specified above) 20% on the one year anniversary of the Grant Date and thereafter in 16 equal quarterly installments commencing on the date that is 15 months after the Grant Date and continuing on each following three month anniversary until the Options become fully exercisable on the fifth anniversary of the Grant Date.

(b)           Notwithstanding any provision in this Agreement, the Plan or the Employment Agreement to the contrary, unless otherwise approved by a written resolution of the

Committee prior to or contemporaneously with the closing of any such transaction, one-half of each unvested installment of each Option shall automatically vest on the date that an Organic Transaction (as such term is defined in the Employment Agreement) shall occur (provided that the Employee remains employed by the Company on such date) and the balance of each such installment shall remain subject to the vesting schedule set forth in Section 3(a).

4.             Term of Options and Repurchase Rights.

(a)           The Options will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

(b)           Upon termination of employment:

(i)            all vesting of the Options will cease and the unexercisable portion of the Options hereby granted will terminate on the date of such termination; and

(ii)           the exercisable portion of the Options hereby granted will be treated as follows:

(A)          Subject in each case to the repurchase rights described in clause (c) below and the Securityholders’ Agreement, if the Employee’s employment is terminated for any reason except for Cause, the exercisable portion of the Options hereby granted will be exercisable for 90 days following the termination (but in no event later than the expiration date for such Option).  To the extent the Employee does not exercise such Option during the time period set forth in the previous sentence, the Option shall terminate.

(B)           If the Employee’s employment is terminated for Cause, the exercisable portion of the Options hereby granted will terminate on the date of such termination.

(c)           Subject to the terms of the Plan, the Company has the right to repurchase Shares acquired upon the exercise of Options for a period of 90 days, with such period beginning on the later of (i) the day after the six month anniversary of  the day the Shares for which the Option is exercised are acquired or (ii) the day the Employee terminates employment with the Company.  Notwithstanding anything to the contrary in the Securityholders’ Agreement, the purchase price per Share payable by the Company under Section 6(a) or (b) of the Securityholders’ Agreement where such termination:

(i)            was due to resignation or for Cause shall be the amount equal to the lesser of: (A) the Fair Market Value at the time of such repurchase; or (B) the Exercise Price; provided, however, that after the earlier to occur of the seventh anniversary of the Grant Date or the consummation of an event described in Section 3(b), the purchase price per Share shall always be the Fair Market Value at the time of such repurchase; or

(ii)           was without Cause or because of death, retirement or disability shall be the amount equal to the greater of:  (A) the Fair Market Value at the time of such repurchase; or (B) the Exercise Price.

(d)           For purposes of this Agreement, “Cause” shall have the meaning ascribed to such term in the Employment Agreement, as the same may be amended or modified from time to time.

5.             Manner of Exercise of Options.  The Options may be exercised by delivery in person or via certified mail of a notice of exercise (in the form attached hereto as Exhibit A, “Notice of Exercise”) and related forms to the secretary of the Company stating the number of Shares with respect to which such Option is being exercised and such representations and agreements as to the Employee’s investment intent in respect of such Shares as may be required by the Company and accompanied by payment of the aggregate Exercise Price for the Shares in cash or by check, bank draft or money order payable to the order of the Company or, subsequent to an Initial Public Offering, through the delivery to the Company of a written authorization for a Cashless Exercise of the Options with irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Exercise Price for the Shares in accordance with Section 6.6(a)(5) of the Plan, subject to such limitations as the Committee may adopt from time to time or by any combination of the above methods of payment.

6.             Non-Transferability.  The right of the Employee to exercise the Options (as and when exercisable) may not be assigned or transferred by the Employee other than by will or the laws of descent and distribution.  The Options may be exercised and the Shares may be purchased during the lifetime of the Employee only by the Employee (or the Employee’s legal representative in the event that the Employee’s employment is terminated due to “Disability” within the meaning of Code Section 22(e)).  Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Options, will in each instance be null and void.

7.             Representation Letter and Investment Legend.

(a)           In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the 1933 Act, upon any date on which such Option is exercised, the Employee (or the person exercising the Option pursuant to Paragraph 6) will give a written representation to the Company in the form attached hereto as Exhibit B, and the Company will place the legend described in Exhibit B upon any certificate for the Shares issued by reason of such exercise.

(b)           The Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

8.             Adjustments of Shares and Options.  Subject to Sections 10 and 11 of the Plan, in the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange or other event described in Sections 10 or 11 of the Plan, the Committee may adjust appropriately the number or kind of Shares or securities subject to the Options and exercise prices related thereto and make such other revisions to the Options as it deems are equitably required.

9.             No Special Employment Rights.  Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its Subsidiaries to continue the employment of the Employee for the period within which the Options may vest or for any other period.

10.           Rights as a Stockholder.  The Employee will have no rights as a stockholder with respect to any Shares which may be purchased upon the exercise of the Options unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee.  If at any time during the term of the Options, the Company is advised by its counsel that the Shares are required to be registered under the Securities Act or under applicable state securities laws, or that delivery of the Shares must be accompanied or preceded by a prospectus meeting the requirements of such laws, delivery of Shares by the Company may be deferred until a registration is effective or a prospectus is available or an appropriate exemption from registration is secured.

11.           Withholding Taxes.  The Employee hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the “Withholding Amount”), if any, by (a) authorizing the Company to withhold the Withholding Amount from the Employee’s cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value as of the date immediately prior to the issuance of such Shares equal to the Withholding Amount.

12.           Execution of Securityholders’ Agreement and of Release and Waiver of Rights.  The Employee acknowledges that, in connection with the grant of the Options and his or her prior or future purchase of Shares of the Company, he or she will execute and deliver the Securityholders’ Agreement or a joinder or counterpart signature page thereto.  The Employee further agrees that the Options and all Shares acquired by such Employee upon exercise of the Options will be subject to the terms and conditions of the Securityholders’ Agreement as modified hereby.  Prior to participation in the Plan, if the Committee requires, the Employee will execute a release and waiver to rights, in a form satisfactory to the Committee, to payments and benefits under certain plans of Interactive Health, Inc.

13.           Lock-Up Agreements.  The Employee agrees that notwithstanding anything to the contrary contained in this Agreement, in the event of an Initial Public Offering or any other offering of securities of the Company, except to the extent that:  (a) the Employee sells his or her Shares obtained upon the exercise of the Options to the underwriters of the Company’s securities in connection with such offering or (b) the underwriters do not request the following restrictions, such Employee shall not (i) offer, hedge, pledge, sell or contract to sell any such Shares, (ii) sell any option or contract to purchase any Shares, (iii) purchase any option or contract to sell any Shares, (iv) grant any option, right or warrant for the sale of any Shares, or (v) lend or otherwise dispose of or transfer any Shares during the longer of (A) any black-out period requested by the underwriters conducting any such offering of securities on behalf of the Company and (B) during the seven days prior to and during the 180-day period beginning on the effective date of such Initial Public Offering or other offering of securities; provided, however, that such Employee shall, in any event, be entitled to sell his or her Shares commencing on the expiration of the black-out period described in the aforementioned clause (A) or (B).

14.           Delivery of Certificates.  The Employee will have no interest in the Shares unless and until certificates for the Shares are issued following exercise of the Option.

15.           Section 83(b) Election.

(a)           The Employee understands that the Code taxes as ordinary income the difference between the amount paid for the Shares obtained upon the exercise of the Options and the fair market value of such Shares on the date of exercise or, if later, as of the date any restrictions on the Shares lapse.  The Employee understands that the Employee may elect to be taxed at the time the Options are exercised, rather than when and as the restrictions lapse, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of such exercise (and satisfying certain other requirements).  The fair market value of the Shares obtained upon the exercise of the Options may increase before the restrictions on such shares lapse.  Therefore, if Employee wishes to avoid the recognition of ordinary income in the amount of such increase with respect to the Shares issued upon the exercise of the Options, the Employee must make a valid and timely 83(b) Election with respect to the exercise of the Options.  The Employee understands that failure to file a valid 83(b) Election in a timely manner may result in adverse tax consequences for the Employee, and that in some circumstances filing the 83(b) Election could produce adverse tax consequences.  The Employee further understands that, if he or she desires to make the 83(b) Election, an additional copy of such election form must be filed with his or her federal income tax return for the calendar year in which the exercise of the Option falls, and the Employee must deliver a copy of such election form to the Company when the election is filed.  The Employee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the exercise of the Options hereunder under the laws in effect as of the date hereof, and does not purport to be complete.  The Employee further acknowledges that the Company has directed the Employee to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which the Employee may reside, and the tax consequences of the ownership and transfer of the Shares obtained upon the exercise of the Options at the time of the Employee’s death.  THE EMPLOYEE ACKNOWLEDGES THAT IT IS THE EMPLOYEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE EMPLOYEE’S BEHALF.

(b)           The Employee agrees that he or she will execute and deliver to the Company with the Notice of Exercise a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Exhibit C.  The Employee further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Exhibit D or such other valid election form as may be completed by the Employee in consultation with his or her tax advisors if the Employee has indicated in the Acknowledgment his or her decision to make such an election.

16.           Governing Law.  The Plan is incorporated herein by reference.  This Agreement is governed by the laws of the state of Delaware and applicable federal law.

17.           Receipt of Plan.  The Employee acknowledges receipt of a copy of the Plan and the Securityholders’ Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts these Options subject to the terms and provisions thereof.  The Employee has reviewed the Plan, the Securityholders’ Agreement and this Agreement (including without limitation the exhibits hereto) in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Options.  The Employee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Agreement or the applicable portions of the Securityholders’ Agreement.  The Employee further agrees to notify the Company upon any change in the residence address indicated below.

**********

[Signatures on Following Page]

OPTION AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Employee has executed this Agreement, all as of the day and year first above written.

INTERACTIVE HEALTH, INC.	EMPLOYEE

By:
Title

Address
(print name)

Facsimile Number:

E-mail Address:

Social Security Number

EXHIBIT A

2004 STOCK INCENTIVE PLAN

EXERCISE NOTICE FOR NONQUALIFED OPTION

Interactive Health, Inc.
3030 Walnut Avenue
Long Beach, CA 90807
Attention:  Corporate Secretary

1.             Exercise of Option.  Effective as of today,                        ,                  , the undersigned (“Optionee”) hereby elects to irrevocably exercise Optionee’s option (the “Option”) to purchase                        shares of the Common Stock (the “Shares”) of Interactive Health, Inc. (the “Company”) under and pursuant to the Company’s 2004 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated                        ,                  (the “Option Agreement”).

2.             Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Stockholder.  The Optionee will have no rights as a stockholder with respect to any Shares which may be purchased upon the exercise of the Options until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

5.             Company’s Repurchase Rights.  The Shares shall be subject to repurchase by the Company in accordance with the Plan, the Option Agreement and the Securityholders’ Agreement (as defined in the Option Agreement).

6.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.             Successors and Assigns.  The Company may assign any of its rights under this Notice of Exercise to single or multiple assignees, and the terms and conditions of this Notice of Exercise shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, the terms and conditions of this Notice of Exercise shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.             Interpretation.  Any dispute regarding the interpretation of this Notice of Exercise shall be submitted by Optionee or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

10.           Governing Law; Severability.  This Notice of Exercise is governed by the laws of the state of Delaware and applicable federal law.

11.           Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Notice of Exercise, the Plan, the Securityholders’ Agreement, the Option Agreement and the Employment Agreement (together with the exhibits hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:

OPTIONEE:	INTERACTIVE HEALTH, INC.

Signature	By

Print Name	Its

Address:	Address:

3030 Walnut Avenue
Long Beach, CA 90807
Attention: Corporate Secretary

Date Received

EXHIBIT B

TO:         INTERACTIVE HEALTH, INC.

Pursuant to a Notice of Exercise submitted to Interactive Health, Inc., a Delaware corporation (the “Company”), herewith, the undersigned irrevocably exercises the right to purchase            of the shares of Common Shares, par value $0.001 per share (“Shares”) of the Company evidenced by the attached Option, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

1.             The undersigned hereby represents and warrants to and agrees with the Company as follows:

(a)           The undersigned understands and acknowledges that an investment in the Shares issuable upon exercise of this Option involves a high degree of risk and that there are limitations on the liquidity of the Shares issuable upon exercise of this Option.  The undersigned is able to bear the economic risk of an investment in the Shares issuable upon exercise of this Option.  The undersigned has adequate means of providing for the undersigned’s current needs and contingencies; is able to afford to hold the Shares issuable upon exercise of this Option for an indefinite period; and has such knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risks of the investment in the Shares issuable upon exercise of this Option;

(b)           The undersigned is acquiring the Shares issuable upon exercise of this Option for its own account for investment and not as a nominee and not with a present view to the distribution thereof in violation of the Securities Act of 1933, as amended (the “1933 Act”).  The undersigned understands that the undersigned must bear the economic risk of this investment indefinitely unless such shares are registered pursuant to the 1933 Act and any applicable state securities laws, or an exemption from such registration is available.  The undersigned has no plan or intention to sell the Shares issuable upon exercise of this Option at any predetermined time, and has made no predetermined arrangements to sell such shares; and

(c)           The undersigned will not make any sale, transfer or other disposition of the Shares issuable upon exercise of this Option in violation of (1) the 1933 Act, the Securities Exchange Act of 1934, as amended, any other applicable Federal or state securities laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder.

2.             The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Shares obtained on exercise of the Option, except in accordance with the provisions of the Option, and consents that the following legend may be affixed to the stock certificates for the Shares hereby subscribed for, if such legend is applicable:

“THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITYHOLDERS AGREEMENT, DATED AS OF AUGUST 22, 2003 AMONG INTERACTIVE HEALTH, INC. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL SECURITIES, AS SUCH AGREEMENT MAY BE AMENDED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF INTERACTIVE HEALTH, INC.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

The undersigned agrees that, in order to ensure compliance with the restrictions referred to above, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Securityholders’ Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

3.             The undersigned requests that stock certificates for such shares be issued, and a new option agreement representing any unexercised portion hereof be issued in the name of the registered holder and delivered to the undersigned at the address set forth below:

[Signature on the Following Page]

Dated:

Signature of Registered Holder

Name of Registered Holder (Print)

EXHIBIT C

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned (which term includes the undersigned’s spouse), a purchaser of Shares of common stock (the “Shares”) of Interactive Health, Inc., a Delaware corporation (the “Company”), obtained upon exercise of an Option granted pursuant to the Company’s 2004 Stock Incentive Plan, as amended (the “Plan”), hereby states as follows:

1.             The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares.  The undersigned has carefully reviewed the Plan and the Option Agreement pursuant to which the Option was granted and the underlying Shares were purchased.

2.             The undersigned either [check and complete as applicable]:

(a)                                               has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                   , whose business address is                                                   , regarding the federal, state and local tax consequences of the grant of an Option for the Shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b)                                             has knowingly chosen not to consult such a tax advisor.

3.             The undersigned hereby states that the undersigned has decided [check as applicable]:

(a)                                              to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b)                                             not to make an election pursuant to Section 83(b) of the Code.

4.             The undersigned acknowledges that he/she/they will be solely responsible for the accuracy of the information set forth in, and the tax consequences of filing, the Election under Section 83(b) of the Code, and for properly filing such document with the Internal Revenue Service (and any other applicable taxing authority) on a timely basis.  In addition, the undersigned understands that the election must be filed no later than 30 days after the exercise of the Option for the Shares.

5.             Neither the Company nor any of its affiliates, employees, officers, directors, attorneys or accountants has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
[NAME]

Date:
Spouse of [NAME]

EXHIBIT D

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.                                       The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

2.                                       The property with respect to which the election is made is described as follows:

          shares of common stock, $.001 par value, of Interactive Health, Inc., a Delaware corporation (the “Company”).

3.                                       (a)  The date on which the property was transferred is:

(b)  The taxable year for which the election is made is:  200

4.                                       The property is subject to the following restrictions:

The shares may not be transferred and are subject to forfeiture, under the terms of an agreement between the taxpayer and the Company, upon termination of taxpayer’s employment or consulting relationship.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.                                       The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.                                       The amount (if any) paid for such property: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

The undersigned declares under penalties of perjury that the foregoing is true and correct to the best of the undersigned’s knowledge and belief.

Date:

Date:
Spouse

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be filed within thirty (30) days after the exercise of the Option for the Shares.  This filing should be made by registered or certified mail, return receipt requested, and a copy must be provided to the Company when it is filed with the Internal Revenue Service.  Taxpayer must also file a copy of the completed election with his or her Federal and state tax returns for the tax year to which the election applies, and should keep a copy for his or her records.